Exhibit 99.1

For Further Information:

Quality Systems, Inc.                            CCG Investor Relations
18191 Von Karman Ave, Suite 450                  10960 Wilshire Blvd., Ste. 2050
Irvine, CA  92612                                Los Angeles, CA 90024
www.qsii.com                                     www.ccgir.com
(949) 255-2600                                   (310) 231-8600
CONTACT: Lou Silverman                           CONTACT: William F. Coffin, CEO
         President and CEO                                Sean Collins, Partner

                   QUALITY SYSTEMS REPORTS FOURTH QUARTER AND
                             FISCAL YEAR-END RESULTS

IRVINE, Calif.--(BUSINESS WIRE)-- June 13, 2005--Quality Systems, Inc. (NASDAQ:QSII - news) today announced the results of operations for its fiscal 2005 fourth quarter and fiscal year ended March 31, 2005. The Company posted net revenues of $25.5 million in the fourth quarter, an increase of 36% from the $18.8 million generated during the same quarter last year. The Company reported net income of $4.8 million an increase of 54% over net income of $3.1 million earned in the comparable quarter of the prior year. Fully diluted earnings per share was $0.36 in the quarter, an increase of 50% over the fully diluted $0.24 per share earnings recorded in the same quarter last year.

Revenue for the fiscal year ended March 31, 2005 was $89.0 million, an increase of 25% over fiscal 2004 revenue of $70.9 million. Net income for fiscal year 2005 was $16.1 million, an increase of 55% over fiscal 2004's net income of $10.4 million. Fully diluted earnings per share increased to $1.22 in fiscal year 2005 from $0.80 earned during fiscal year 2004, an increase of 53%.

Quality Systems, Inc. will hold a conference call to discuss fourth quarter and fiscal year-end financial results Monday June 13, 2005 at 4:30 p.m. EDT (1:30 p.m. PDT). To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Monday, June 13 at approximately 6:30 p.m. EDT, through Monday, June 20 at midnight EDT. To access the replay dial (800) 642-1687 and enter conference ID number 6977665.

A transcript of the conference call will be made available on the QSII Web site (www.qsii.com).

About Quality Systems, Inc.

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of the fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

                          [financial highlights follow]

                              QUALITY SYSTEMS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                 -------------------------------     -------------------------------
                                                                   MARCH 31,          MARCH 31,         MARCH 31,         MARCH 31,
                                                                      2005              2004               2005             2004
                                                                 -------------     -------------     -------------     -------------
Revenues:
  Software, hardware and supplies ..........................     $      11,765     $       8,501     $      39,672     $      32,632
  Implementation and training services .....................             2,402             1,665             8,856             6,893
                                                                 -------------     -------------     -------------     -------------
System sales ...............................................            14,167            10,166            48,528            39,525

  Maintenance and other services ...........................             8,483             6,446            29,945            23,117
  Electronic data interchange services .....................             2,876             2,175            10,488             8,292
                                                                 -------------     -------------     -------------     -------------
Maintenance, EDI and other services ........................            11,359             8,621            40,433            31,409

                                                                 -------------     -------------     -------------     -------------
   Total revenue ...........................................            25,526            18,787            88,961            70,934
                                                                 -------------     -------------     -------------     -------------

Cost of revenue:
  Software, hardware and supplies ..........................             2,097             1,600             7,525             8,141
  Implementation and training services .....................             1,754             1,388             6,300             5,197
                                                                 -------------     -------------     -------------     -------------
Total cost of system sales .................................             3,851             2,988            13,825            13,338

  Maintenance and other services ...........................             3,394             2,739            12,120            10,313
  Electronic data interchange services .....................             1,871             1,321             6,724             5,022
                                                                 -------------     -------------     -------------     -------------
Total cost of maintenance, EDI and other
services ...................................................             5,265             4,060            18,844            15,335

   Total cost of revenue ...................................             9,116             7,048            32,669            28,673

   Gross profit ............................................            16,410            11,739            56,292            42,261

Operating expenses:
   Selling, general and administrative .....................             7,989             5,072            24,776            19,482
   Research and development ................................             1,766             1,643             6,903             6,139
                                                                 -------------     -------------     -------------     -------------
     Total operating expenses ..............................             9,755             6,715            31,679            25,621
                                                                 -------------     -------------     -------------     -------------

   Income from operations ..................................             6,655             5,024            24,613            16,640

Investment income ..........................................               323               102               876               386
                                                                 -------------     -------------     -------------     -------------

Income before provision for income
taxes ......................................................             6,978             5,126            25,489            17,026
Provision for income taxes .................................             2,187             2,022             9,380             6,626
                                                                 -------------     -------------     -------------     -------------

   Net income ..............................................     $       4,791     $       3,104     $      16,109     $      10,400
                                                                 =============     =============     =============     =============

Net income per share:
   Basic ...................................................     $        0.37     $        0.25     $        1.25     $        0.84
                                                                 =============     =============     =============     =============
   Diluted .................................................     $        0.36     $        0.24     $        1.22     $        0.80
                                                                 =============     =============     =============     =============

Weighted-average shares used in per
share calculation:
   Basic ...................................................            13,089            12,624            12,872            12,436
                                                                 =============     =============     =============     =============
   Diluted .................................................            13,370            13,164            13,203            12,966
                                                                 =============     =============     =============     =============

                              QUALITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                      March 31,         March 31,
                                                                                                        2005               2004
                                                                                                   -------------      -------------
                                            ASSETS                                                   (UNAUDITED)
Current assets:
      Cash and cash equivalents ..............................................................     $      51,157      $      51,395
      Accounts receivable, net ...............................................................            33,362             20,280
      Inventories, net .......................................................................               960                725
      Income tax receivable ..................................................................                15                 --
      Net current deferred tax assets ........................................................             1,796              2,979
      Other current assets ...................................................................             1,677              1,493
                                                                                                   -------------      -------------
                Total current assets .........................................................            88,967             76,872

Equipment and improvements, net ..............................................................             2,697              2,012
Capitalized software costs, net ..............................................................             4,334              3,608
Deferred tax assets ..........................................................................                --              1,104
Goodwill .....................................................................................             1,840              1,840
Other ........................................................................................             1,604              1,242
                                                                                                   -------------      -------------
                Total assets .................................................................     $      99,442      $      86,678
                                                                                                   =============      =============


                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable .......................................................................     $       2,284      $       1,655
      Deferred revenue .......................................................................            24,115             16,060
      Accrued compensation and related benefits ..............................................             3,436              2,610
      Income taxes payable ...................................................................                --                273
      Other current liabilities ..............................................................             4,021              2,859
                                                                                                   -------------      -------------
                Total current liabilities ....................................................            33,856             23,457

      Deferred revenue .......................................................................             1,362              1,203
      Deferred tax liability .................................................................               291                 --
   Deferred compensation .....................................................................             1,202              1,013
                                                                                                   -------------      -------------
                Total liabilities ............................................................            36,711             25,673
                                                                                                   -------------      -------------

Commitments and contingencies ................................................................                --                 --

Shareholders' equity:
      Common stock, $0.01 par value; 20,000 shares authorized; 13,111 and
          12,650 shares issued and outstanding at March 31, 2005 and
          March 31, 2004, respectively .......................................................               131                127
      Additional paid-in capital .............................................................            44,499             39,671
      Retained earnings ......................................................................            19,213             22,750
      Deferred compensation ..................................................................            (1,112)            (1,543)
                                                                                                   -------------      -------------
                Total shareholders' equity ...................................................            62,731             61,005
                                                                                                   -------------      -------------
                Total liabilities and shareholders' equity ...................................     $      99,442      $      86,678
                                                                                                   =============      =============